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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported) December 11, 1996


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-5885                   13-2625764
  (State or other juris-             (Commission               (IRS Employer
diction of incorporation)            File Number)            Identification No.)



60 WALL STREET, NEW YORK, NEW YORK                               10260-0060
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On December 11, 1996, the Registrant issued a press release declaring its common stock, Adjustable Rate Cumulative Preferred Stock Series A and Cumulative Preferred Stock Series H dividends for the quarter ending December 31, 1996. The Registrant also announced the purchase of up to $750 million of J.P. Morgan common stock, which is expected to be completed in 1997, with proceeds raised from a preferred stock offering. In addition, the Registrant announced the purchase of up to seven million shares of its common stock which may be made in 1997 or beyond. A copy of such press release is filed herein at Exhibit 99a.


         On December 11, 1996, the Registrant issued a press release announcing that John A. Krol was elected a director of both J.P. Morgan & Co. Incorporated and its principal banking subsidiary, Morgan Guaranty Trust Company of New York, effective January 1, 1997. A copy of such press release is filed herein at Exhibit 99b.






ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

                  99a. Copy of press release of J.P. Morgan & Co. Incorporated dated December 11, 1996, titled J.P. Morgan raises quarterly dividend and authorizes stock repurchase.

                  99b. Copy of press release of J.P. Morgan & Co. Incorporated dated December 11, 1996, titled John A. Krol elected
                       a director of J.P. Morgan.
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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
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                        (REGISTRANT)







                        /s/    PATRICIA A. JONES
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                        NAME:  PATRICIA A. JONES
                        TITLE: MANAGING DIRECTOR



DATE: December 11, 1996
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                                EXHIBIT INDEX
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         (c) Exhibits

                  99a. Copy of press release of J.P. Morgan & Co. Incorporated dated December 11, 1996, titled J.P. Morgan raises quarterly dividend and authorizes stock repurchase.

                  99b. Copy of press release of J.P. Morgan & Co. Incorporated dated December 11, 1996, titled John A. Krol elected a director of J.P. Morgan.